SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 12, 2009

                               ENTECH SOLAR, INC.
                               ------------------
               (Exact Name of Registrant as specified in charter)


     Delaware                       0-16936                      33-0123045
 -----------------------------------------------------------------------------
 (State or other jurisdiction      (Commission                 (IRS Employer
   of incorporation)                 File Number)            Identification No.)



    200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey       08638
 ----------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


                      WORLDWATER & SOLAR TECHNOLOGIES CORP.
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Dr. Hong Hou and Reuben F. Richards, Jr. resigned from the Registrant's board of directors, effective January 12, 2009. Neither Dr. Hou nor Mr. Richards, to the knowledge of the Registrant, resigned due to any disagreement with the Registrant's operations, policies or practices.

(d) The Board of Directors appointed David Gelbaum, a member of the Registrant's board of directors, to be Chairman of the Board, effective immediately. Mr. Gelbaum replaces Mr. Quentin Kelly, who resigned as an employee and director of the Registrant as of January 7, 2009.


     Joseph Bartlett has been appointed by The Quercus Trust to the Registrant's board of directors pursuant to rights available to The Quercus Trust as a majority shareholder of the Registrant's Series D Convertible Preferred Stock. Mr. Bartlett will also serve on the Registrant's Audit and Compensation Committees and his appointments are effective immediately. Mr. Bartlett has practiced corporate and securities law since 1985 and currently operates his own law firm. From September 2004 until August 2008 he was a partner at Greenberg Glusker LLP in Los Angeles, California, and from September 2000 until September 2004 he was a partner at Spolin Silverman Cohen and Bartlett LLP. He graduated, magna cum laude, from the University of California, Hastings College of Law in 1985, and received an AB in English literature from the University of California at Berkeley in 1980. Mr. Bartlett serves on the Board of Directors of Open Energy Corporation and is a member of the Compensation Committee of Open Energy's Board of Directors.

A copy of the press release related to these appointments is furnished as
Exhibit 99.1 to this report.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective January 12, 2009, the Registrant changed its corporate name from WorldWater & Solar Technologies Corp. to Entech Solar, Inc. The name change was accomplished by the merger of WorldWater & Solar Technologies Corp. with its
wholly-owned subsidiary, WWST Merger Corp.   A copy of the Certificate of
Ownership filed with the State of Delaware is furnished as Exhibit 3(i) to this Report. A copy of the press release related to the corporate name change is furnished as Exhibit 99.2 to this Report.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits
--------------------------------------------------

3(i)     Certificate of Ownership.

99.1     Press Release dated January 12, 2009.

99.2     Press Release dated January 12, 2009.
 ______________________________________________________________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By: /s/ Frank W. Smith
--------------------------------------
     Frank W. Smith
     Chief Executive Officer


Date:  January 16, 2009



EXHIBIT INDEX
-------------

3(i).     Certificate of Ownership.

99.1     Press release dated January 12, 2009

99.2     Press release dated January 12, 2009